U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

        Date of Report (date of earliest event reported February 15, 2001


                                     0-30583
                        ---------------------------------
                            (Commission File Number)


                           THAON COMMUNICATIONS, INC.
                         -------------------------------
        (Exact Name of small business issuer as Specified in its Charter)


                                     Nevada
             -------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

 0-30583                                                              87-0622329
 -----------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


         11300 West Olympic Boulevard, Suite 730, Los Angeles, Ca. 90064
--------------------------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (310) 231-7066
           -----------------------------------------------------------
                 Issuer's Telephone Number, Including Area Code


                                       N/A
--------------------------------------------------------------------------------
           (former Name on Former Address, Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Account.


         Effective February 15, 2001, Brad B. Haynes resigned as Registrant's independent certified public accountant ("Haynes"). During the past two years Haynes opinions were not adverse, did not include any disclaimers nor were they qualified or modified as to uncertainly, audit scope or accounting principles.

         The change in auditors was recommended by Registrant's Board of Directors. There were no disagreements of any kind described in Item 304 (a) (i)
(iv). See the attached letter from Haynes marked exhibit A. The new auditors for Registrant are:


Kabani & Company, Inc.
Certified Public Accountants
8700 Warner Ave., Suite 280
Fountain Valley, CA 92708





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Thaon Communications, Inc.

Dated: March 15, 2001                       By: /s/ Pearl Asencio
---------------------                       ---------------------
                                                    Pearl Asencio

                                    Exhibit A

March 1, 2001




Securities and Exchange Commission
Washington, DC 20549

Re:      Thaon Communications, Inc.

File No. 0-305853


Dear Sir or Madam:

I have read Item 4 "Changes in Registrant's Certifying Accountant" of the Form 8-K of Thaon Communications, Inc. dated February 16, 2001. As the Registrant has engaged the Firm of Kabani & Company, Inc. as its Certified Public Accountants to audit the Company's annual financial statements, I agree with the statements contained therein, including that I am no longer the Independent Certified Public Accountant for any future Securities Act of 1993 and Securities Exchange Act 1934 filings.

Very truly yours,




By: /s/ Brad B. Haynes
----------------------
        Brad B. Haynes
        Certified Public Accountant